Quarterly Holdings Report
for

Fidelity® Real Estate Investment Portfolio

October 31, 2020

REA-QTLY-1220
1.809107.117

Schedule of Investments October 31, 2020 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 99.8%
	Shares	Value (000s)
Equity Real Estate Investment Trusts (REITs) - 98.6%
REITs - Apartments - 11.3%
American Homes 4 Rent Class A	3,641,700	$102,951
Apartment Investment & Management Co. Class A	1,621,403	51,723
Invitation Homes, Inc.	4,160,000	113,402
Mid-America Apartment Communities, Inc.	771,600	89,992
UDR, Inc.	2,983,541	93,206
		451,274
REITs - Diversified - 38.3%
Crown Castle International Corp.	2,003,900	313,009
Digital Realty Trust, Inc.	2,548,800	367,792
Duke Realty Corp.	6,328,300	240,412
Equinix, Inc.	273,000	199,629
Gaming & Leisure Properties	1,694,365	61,590
SBA Communications Corp. Class A	905,600	262,959
VICI Properties, Inc.	2,252,800	51,702
Washington REIT (SBI)	1,655,300	28,935
		1,526,028
REITs - Health Care - 7.7%
Ventas, Inc.	3,193,554	126,050
Welltower, Inc.	3,374,440	181,444
		307,494
REITs - Hotels - 1.0%
DiamondRock Hospitality Co.	4,982,600	24,614
RLJ Lodging Trust	1,973,700	16,145
		40,759
REITs - Management/Investment - 5.7%
American Assets Trust, Inc.	980,000	20,511
Lexington Corporate Properties Trust	5,000,300	49,653
National Retail Properties, Inc.	2,261,600	72,394
Weyerhaeuser Co.	3,053,700	83,335
		225,893
REITs - Manufactured Homes - 6.4%
Equity Lifestyle Properties, Inc.	2,545,074	150,643
Sun Communities, Inc.	772,363	106,300
		256,943
REITs - Office Property - 4.8%
Brandywine Realty Trust (SBI)	2,752,600	24,113
Highwoods Properties, Inc. (SBI)	1,187,523	35,353
Mack-Cali Realty Corp.	1,868,100	20,530
Piedmont Office Realty Trust, Inc. Class A	2,372,400	27,093
VEREIT, Inc.	13,337,200	82,691
		189,780
REITs - Shopping Centers - 2.4%
Kimco Realty Corp.	4,181,590	42,903
Regency Centers Corp.	1,492,700	53,125
		96,028
REITs - Single Tenant - 1.1%
Spirit Realty Capital, Inc.	1,498,000	45,015
REITs - Storage - 6.6%
CubeSmart	3,187,500	108,152
Extra Space Storage, Inc.	1,008,040	116,882
Iron Mountain, Inc.	1,499,700	39,082
		264,116
REITs - Warehouse/Industrial - 13.3%
Americold Realty Trust	1,939,000	70,250
Prologis (REIT), Inc.	4,615,730	457,878
		528,128

TOTAL EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS)		3,931,458

Real Estate Management & Development - 1.2%
Real Estate Development - 1.2%
Instone Real Estate Group BV (a)(b)	2,238,895	46,310
TOTAL COMMON STOCKS
(Cost $3,400,307)		3,977,768

Money Market Funds - 0.3%
Fidelity Cash Central Fund 0.10% (c)
(Cost $10,596)	10,594,363	10,596
TOTAL INVESTMENT IN SECURITIES - 100.1%
(Cost $3,410,903)		3,988,364
NET OTHER ASSETS (LIABILITIES) - (0.1)%		(2,017)
NET ASSETS - 100%		$3,986,347

Legend

 (a) Non-income producing

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $46,310,000 or 1.2% of net assets.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$10
Fidelity Securities Lending Cash Central Fund	2
Total	$12

Amounts in the income column in the above table include any capital gain distributions from underlying funds. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Security transactions are accounted for as of trade date. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund’s valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee. The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels: Level 1 - quoted prices in active markets for identical investments: Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds etc.): Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available). Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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